ADVANCED SERIES TRUST

Supplement dated March 20, 2008 to Prospectus dated May 1, 2007

This Supplement sets forth certain changes to the Prospectus of Advanced Series Trust (the Trust), dated May 1, 2007, with respect to the indicated Portfolios of the Trust.  The Portfolios discussed in this Supplement may not be available under your variable contract.  For more information about the Portfolios available under your contract, please refer to your contract prospectus.  The following should be read in conjunction with the Trust’s Prospectus and should be retained for future reference. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Trust’s Prospectus.

Shareholder Approval of Repositioning of AST AllianceBernstein Managed Index 500 Portfolio

The beneficial shareholders of the AST AllianceBernstein Managed Index 500 Portfolio (the Index Portfolio) recently approved an increase in the management fee rate payable to the Investment Managers and approved a subadvisory agreement with Quantitative Management Associates LLC (QMA) in connection with implementation of a new investment strategy for the Index Portfolio.   The beneficial shareholders also approved a change in the Index Portfolio’s fundamental investment policy on borrowing to clarify the policy. As a result, on or about May 1, 2008: (i) QMA will implement a revised investment strategy for the Index Portfolio, (ii) the name of the Index Portfolio will be changed from the AST AllianceBernstein Managed Index 500 Portfolio to the AST QMA US Equity Alpha Portfolio, and (iii) changes to the Index Portfolio’s investment objective, performance benchmark, borrowing policy, and certain non-fundamental investment policies that were previously approved by the Board of Trustees of the Trust will become effective.

Because these changes are not expected to become effective until on or about May 1, 2008, more detailed information concerning these changes will be made available in: (i) another Supplement to the Trust’s current prospectus, dated May 1, 2007, and (ii) the Trust’s updated Prospectus, which will be issued on or about May 1, 2008.

Changes in Subadvisory Arrangements for AST Neuberger Berman Mid-Cap Value Portfolio

The Board of Trustees of the Trust recently approved adding LSV Asset Management (LSV) as a subadviser to the AST Neuberger Berman Mid-Cap Value Portfolio and changing the name of the portfolio from the AST Neuberger Berman Mid-Cap Value Portfolio to the AST Neuberger Berman / LSV Mid-Cap Value Portfolio. Because these changes are not expected to become effective until on or about July 21, 2008, more detailed information concerning these changes will be available in the Trust’s updated Prospectus, which will be issued on or about May 1, 2008.

It is currently expected that LSV will be responsible for managing approximately 50% of the portfolio’s assets and Neuberger Berman Management, Inc., the portfolio’s other subadviser, will be responsible for managing the remainder of the portfolio’s assets.  The division of the portfolio’s assets and daily cash inflows and outflows between the subadvisers will be determined by the Investment Managers in their sole discretion. The Investment Managers may change the allocation of assets between the subadvisers, transfer assets between the subadvisers, or change the allocation of cash inflows or outflows between the subadvisers for any reason and at any time without prior notice.

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